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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  February 22, 2006
                                                       -------------------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



   Pennsylvania                         000-23157                22-3527763
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                      08009
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Amendment to Material Agreement

          On February 22, 2006, A.C. Moore Arts & Crafts, Inc. (the "Company"), its subsidiaries and Wachovia Bank, National Association entered into a Promissory Note and Loan Modification Agreement related to the Company's $25.0 million line of credit agreement with Wachovia Bank. The purpose of this amendment was to increase the aggregate amount available under the line of credit from $25.0 million to $35.0 million and to extend the expiration date from May 1, 2006 to May 31, 2007. As of the date of this Current Report on Form 8-K, there were no borrowings outstanding under this agreement.

         Description of Relationship Between the Company and Wachovia Bank

          As described above, the Company and its subsidiaries are parties to a $35.0 million line of credit agreement with Wachovia Bank. In addition, the Company maintains two mortgage agreements with Wachovia Bank relating to its new corporate offices and distribution center. Of the original $30.0 million aggregate amount of the two mortgages, $26.4 million was outstanding as of the date of this Current Report. The mortgages are secured by land, building and equipment.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 23, 2006, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibit is filed herewith:

       Exhibit No.                  Description
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         99.1                       Press release dated February 23, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       A.C. MOORE ARTS & CRAFTS, INC.



Date: February 23, 2006                By: /s/ Leslie H. Gordon
                                          --------------------------------------
                                           Name:  Leslie H. Gordon
                                           Title: Executive Vice President and
                                                  Chief Financial Officer






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                                  EXHIBIT INDEX
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Exhibit No.                Description
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99.1                       Press release dated February 23, 2006.